UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):             May 20, 2005

                                JUMP'N JAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            UTAH                      000-51140                 87-0649332
----------------------------         -------------          ------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

                3270 South 1100 West, South Salt Lake, Utah 84119
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 209-0545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   FORM 8-K

Section 3 - Securities and Trading markets

Item 3.02     Unregistered Sales of Equity Securities

     On May 20, 2005, the Jump'n Jax, Inc. board of directors, by unanimous written consent, authorized the issuance of an aggregate of 4,000,000 shares of Jump'n Jax, Inc. authorized, but previously unissued common stock, to Lane S. Clissold (2,000,000 shares) and Steven D. Moulton (2,000,000 shares). The shares are being issued in consideration for Messrs. Clissold's and Moulton's agreement to convert into shares of common stock all amounts due and owing to them as a results of loans and/or advances made to the company. As a result of the conversion of their loans and/or advances into shares of common stock, the full amount of the loans and/or advances made by Messrs. Clissold and Moulton to Jump'n Jax as of and through May 15, 2005, and all accrued interest thereon, will be deemed to be paid in full. The aggregate consideration is estimated to be approximately $65,000. The shares of common stock are deemed to be restricted securities and all certificates representing the shares bear an appropriate restrictive legend.

     The shares of Jump'n Jax common stock were issued in a private, non public transaction to persons having direct knowledge of the business and financial condition of Jump'n Jax and, accordingly, the transaction is considered exempt from the registration provisions of the Securities Act of 1933 pursuant to the exemption provided by Section 4(2) of that Act.

Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Jump'n Jax cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JUMP'N JAX, INC.


Date:  May 24, 2005             By   /S/ STEVEN D. MOULTON
                                    --------------------------------------------
                                     Steven D. Moulton
                                     Secretary and Director


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